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                                                                   EXHIBIT 10.34

                                 ROBERT SPIEGEL
                                 60 SACHEM ROAD
                            WESTON, CONNECTICUT 06883

                                       June 19, 2003

Gunther International Ltd.
One Winnenden Road
Norwich, Connecticut 06360
Attn: Marc I. Perkins
      President and Chief Executive Officer

Dear Marc:

         Reference is hereby made to that certain Promissory Note, dated as of May 6, 2003, issued by Gunther International Ltd. (the "Company") in the principal amount of $500,000.00 (the "Note"), and made payable to me.

         I agree that the Note is hereby amended to provide that the unpaid balance of the Note, together with all accrued but unpaid interest thereon, shall be due and payable on demand at any time on or after April 1, 2004. In all other respects, the Note shall continue in full force and effect in accordance with its original terms and provisions.

                                     Very truly yours,

                                     /s/ Robert Spiegel
                                     ------------------
                                     Robert Spiegel